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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 17, 2002


                         ENTERTAINMENT PROPERTIES TRUST
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Maryland                    1-13561                     43-1790877
--------------------      ------------------------      ---------------------
(State of Formation)      (Commission File Number)          (IRS Employer
                                                        Identification Number)


            30 W. Pershing Road, Suite 201
                Kansas City, Missouri                        64108
        ----------------------------------------          ----------
        (Address of principal executive offices)          (Zip Code)


                                 (816) 472-1700
            ---------------------------------------------------------
              (Registrants' telephone number, including area code)

                                 Not applicable
                  --------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 99.1      Article issued May 17, 2002

ITEM 9.  REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1, and incorporated into this Item 9 by reference, is an article issued by Dow Jones on Entertainment Properties Trust ("EPR") dated May 17, 2002. The information supplied by the Company to the author of the article has been previously disclosed by the Company under Regulation FD of the Securities and Exchange Commission.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ENTERTAINMENT PROPERTIES TRUST



                                  By  /s/ Gregory K. Silvers
                                      ----------------------------------------
                                      Gregory K. Silvers, Esq., Vice President
                                      and Secretary


                                  May 17, 2002



                                       2
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                                                                    EXHIBIT 99.1

                           ARTICLE ISSUED MAY 17, 2002